Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2025 CNY (¥)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2026	¥ 176
2027	156
2028	127
2029	102
2030	59
Thereafter	98
Net Carrying Amount	¥ 718	$ 99	¥ 949